APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

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                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                  APPENDIX 3B

                            NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced 1/7/96. Origin: Appendix 5. Amended 1/7/98, 1/9/99, 1/7/2000,
30/9/2001, 11/3/2002, 1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN  INDUSTRIES  LIMITED
--------------------------------------------------------------------------------


ABN
------------------------------
82 010 975 612
------------------------------

We (the entity) give ASX the following information.


PART  1  -  ALL  ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).


                                                                 --------------------------------------------------
1        +Class of +securities issued or to be                   Options convertible into Ordinary shares
         issued
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
2        Number  of +securities issued or to                     1,800,000 Employee Options ( Not Listed )
         be issued (if known) or maximum                         700,000 Options issued as a success fee for the
         number which may be issued                              October 2003 capital raising. ( Not
                                                                 Listed )
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
3        Principal terms of the +securities (eg,                 Options were issued for no consideration,
         if options, exercise price and expiry                   exercise price of $2.50 per share and
         date; if partly paid +securities, the                   the expiry date is 31st May 2005 at
         amount outstanding and due dates                        5.00 pm ( Brisbane Time )
         for payment; if +convertible
         securities, the conversion price and
         dates for conversion)
                                                                 --------------------------------------------------


-------------------------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


1/1/2003                                                                    APPENDIX  3B  PAGE  1
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APPENDIX 3B
NEW ISSUE ANNOUNCEMENT

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                                                                 --------------------------------------------------
4        DO THE +SECURITIES RANK EQUALLY IN ALL                  No
         RESPECTS FROM THE DATE OF ALLOTMENT
         WITH AN EXISTING +CLASS OF QUOTED
         +SECURITIES?

         IF THE ADDITIONAL SECURITIES DO NOT                     Not Applicable
         RANK EQUALLY, PLEASE STATE:
         - THE DATE FROM WHICH THEY DO
         - THE EXTENT TO WHICH THEY
           PARTICIPATE FOR THE NEXT DIVIDEND,
           (IN THE CASE OF A TRUST,
           DISTRIBUTION) OR INTEREST PAYMENT
         - THE EXTENT TO WHICH THEY DO NOT
           RANK EQUALLY, OTHER THAN IN
           RELATION TO THE NEXT DIVIDEND,
           DISTRIBUTION OR INTEREST PAYMENT
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
5        ISSUE PRICE OR CONSIDERATION                            $ 2.50 per share
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
6        PURPOSE OF THE ISSUE                                    Reward employees for their services to date and
         (IF ISSUED AS CONSIDERATION FOR THE                     encourage ownership in the company by staff.
         ACQUISITION OF ASSETS, CLEARLY IDENTIFY                 The options issued as a success fee, was part of
         THOSE ASSETS)                                           an agreement with the Broker.
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
7        DATES OF ENTERING +SECURITIES INTO                      Not Applicable
         UNCERTIFICATED HOLDINGS OR DESPATCH
         OF CERTIFICATES
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
                                                                 Number                  +Class
                                                                 --------------------------------------------------
8        Number and +class of all                                33,899,223              Ordinary shares
         +securities quoted on ASX                               4,229,603               Options which expire
         (including the securities in clause                                             on 31 May 2005
         2 if applicable)
                                                                 --------------------------------------------------



-------------------------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


APPENDIX  3B  PAGE  2                                                                    1/1/2003
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                                                                                      APPENDIX 3B
                                                                           NEW ISSUE ANNOUNCEMENT

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                                                                 --------------------------------------------------
                                                                 Number                  +Class
                                                                 --------------------------------------------------
9        Number and +class of all                                920,020                 Options for Ordinary
         +securities not quoted on ASX                                                   shares
         (including the securities in clause                                             Options for Ordinary
         2 if applicable)                                        2,500,000               shares issued on the
                                                                                         same terms as those
                                                                                         options issued to
                                                                                         shareholder in
                                                                                         November 2003.
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
10       Dividend policy (in the case of a                       Not Applicable
         trust, distribution policy) on the
         increased capital (interests)
                                                                 --------------------------------------------------


PART  2  -  BONUS  ISSUE  OR  PRO  RATA  ISSUE

                                                                 --------------------------------------------------
11       Is security holder approval                             No
         required?
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
12       Is the issue renounceable or non-                       Non - Renounceable.
         renounceable?
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
13       Ratio in which the +securities will                     Not Applicable
         be offered
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
14       +Class of +securities to which the                      Options for Ordinary Shares
         offer relates
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
15       +Record date to determine                               Not Applicable
         entitlements
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
16       Will holdings on different registers                    Not Applicable
         (or subregisters) be aggregated for
         calculating entitlements?
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
17       Policy for deciding entitlements in                     Not Applicable
         relation to fractions
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
18       Names of countries in which the                         Not Applicable
         entity has +security holders who will
         not be sent new issue documents

         Note: Security holders must be told how their entitlements are to be dealt with.

         Cross reference: rule 7.7.
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
19       Closing date for receipt of                             Not Applicable
         acceptances or renunciations
                                                                 --------------------------------------------------


-------------------------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


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                                                                 --------------------------------------------------
20       Names of any underwriters                               Not Applicable
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
21       Amount of any underwriting fee or                       Not Applicable
         commission
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
22       Names of any brokers to the issue                       Not Applicable
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
23       Fee or commission payable to the                        Not Applicable
         broker to the issue
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
24       Amount of any handling fee payable                      Not Applicable
         to brokers who lodge acceptances
         or renunciations on behalf of
         +security holders
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
25       If the issue is contingent on                           Not Applicable
         +security holders' approval, the
         date of the meeting
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
26       Date entitlement and acceptance                         Not Applicable
         form and prospectus or Product
         Disclosure Statement will be sent
         to persons entitled
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
27       If the entity has issued options, and                   Not Applicable
         the terms entitle option holders to
         participate on exercise, the date on
         which notices will be sent to option
         holders
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
28       Date rights trading will begin (if                      Not Applicable
         applicable)
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
29       Date rights trading will end (if                        Not Applicable
         applicable)
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
30       How do +security holders sell their                     Not Applicable.
         entitlements in full through a
         broker?
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
31       How do +security holders sell part                      Not Applicable.
         of their entitlements through a
         broker and accept for the balance?
                                                                 --------------------------------------------------


-------------------------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


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                                                                                      APPENDIX 3B
                                                                           NEW ISSUE ANNOUNCEMENT

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                                                                 --------------------------------------------------
32       How do +security holders dispose of                     Not Applicable.
         their entitlements (except by sale
         through a broker)?
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
33       +Despatch date                                          23rd March 2004.
                                                                 --------------------------------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34       Type of securities
         (tick one)

(a)      X     Securities described in Part 1


(b)      [ ]   All other securities

               Example:  restricted  securities at the end of the escrowed period, partly  paid  securities  that  become  fully  paid,  employee  incentive  share securities  when  restriction ends, securities issued on expiry or conversion of convertible  securities


ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

35    [ ]      If  the  +securities  are  +equity  securities,  the names of the 20 largest  holders  of  the
               additional  +securities,  and the number and percentage of additional
               +securities  held  by
               those  holders

36    [ ]      If  the  +securities are +equity securities, a distribution schedule of  the  additional
               +securities  setting  out  the  number  of  holders in the categories
               1  -  1,000
               1,001  -  5,000
               5,001  -  10,000
               10,001  -  100,000
               100,001  and  over

37    [ ]      A  copy  of  any  trust  deed  for  the  additional  +securities



-------------------------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


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ENTITIES THAT HAVE TICKED BOX 34(b)

                                                                 --------------------------------------------------
38       Number of securities for which
         +quotation is sought
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
39       Class of +securities for which
         quotation is sought
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
40       Do the +securities rank equally in all
         respects from the date of allotment
         with an existing +class of quoted
         +securities?

         If the additional securities do not
         rank equally, please state:
         - the date from which they do
         - the extent to which they
           participate for the next dividend,
           (in the case of a trust,
           distribution) or interest payment
         - the extent to which they do not
           rank equally, other than in
           relation to the next dividend,
           distribution or interest payment
                                                                 --------------------------------------------------

                                                                 --------------------------------------------------
41       Reason for request for quotation
         now

         Example: In the case of restricted securities, end of restriction period

         (if issued upon conversion of
         another security, clearly identify
         that other security)
                                                                 --------------------------------------------------


                                                                 --------------------------------------------------
                                                                 Number                  +Class
                                                                 --------------------------------------------------
42       Number and +class of all +securities
         quoted on ASX (including the
         securities in clause 38)
                                                                 --------------------------------------------------


--------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


APPENDIX  3B  PAGE  6                                                   1/1/2003
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                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

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QUOTATION  AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


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NEW ISSUE ANNOUNCEMENT

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3    We  will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


Sign  here:      . . . . . . . . . . . . . . . . . . .   Date:  26th March 2004.
                 (Director)


Print  name:     Stephen  Chang.

                                 == == == == ==


--------------------------------------------------------------------------------
+    SEE CHAPTER 19 FOR DEFINED TERMS.


APPENDIX  3B  PAGE  8                                                   1/1/2003
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